Fr8technologies

Investor Deck - April 29, 2025

Freight Technologies, Inc. (Nasdaq : FRGT)

Forward Looking Statements

This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The actual results of Freight Technologies (Nasdaq: FRGT) (“Fr8Tech”) and its subsidiary Fr8App Inc. may differ from their expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside Fr8Tech’s and Fr8App Inc.’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the inability to obtain or maintain the listing of Fr8Tech’s ordinary shares on Nasdaq; (2) changes in applicable laws or regulations; (3) the possibility that Fr8Tech or Fr8App Inc. may be adversely affected by other economic, business and/or competitive factors; (4) risks relating to the uncertainty of the projected financial information with respect to Fr8App Inc.; (5) risks related to the organic and inorganic growth of Fr8App Inc.’s business and the timing of expected business milestones; and (6) other risks and uncertainties identified, including, but not limited to, those that we discussed or referred to in the Company’s disclosure documents filed with the U.S. Securities and Exchange Commission (the “SEC”) available on the SEC’s website at www.sec.gov, including the Company’s most recent Annual Report on Form 10-K as well as in our other reports filed or furnished from time to time with the SEC.

Fr8Tech cautions that the foregoing list of factors is not exclusive. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Fr8Tech and Fr8App Inc. caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Fr8Tech and Fr8App Inc. do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based.

Mission

Revolutionize global logistics with intelligent, intuitive, and powerful technology that delivers simplicity, visibility, flexibility, and scalability and **unlock growth opportunities for both carriers and shippers.**

Vision

Be global leaders in **digital logistics innovation**, transforming cargo management and operational communications to seamlessly connect every shipment from origin to destination. Eliminate barriers and **set new standards of efficiency and connectivity in the logistics industry.**



Reduce Waste & Inefficiency of Old Models





A complex and broken model that often results in mistakes, miscommunications and missed opportunities for many in the ecosystem.

Automated and centralized processes, making transportation more effective, more efficient and reducing risks and costs.

8+ years operating freight across North America

Build best-in-class technology through hands on experience


LOGISTICS


FR8technologies
SUITE

Freight Technologies creates innovative technology solutions for logistics and cross-border transportation management aiming to automate and enhance operational efficiency.

Fr8app

Cross-Border Freight Matching Platform and Marketplace

Fleet Rocket

Cloud TMS (Transportation Management System) solution for Shippers and Brokers in North America, powered by AI.

Waavely

Ocean Freight Platform and container management.

Fr8Fleet

Dedicated fleet management module and services..

Fr8Radar

Supply Chain Visibility Platform through integrations with GPS providers

AI Lab

AI-powered logistics products with real-world applications.

fr8app

Cross-Border Freight Matching Platform

Cross Border Shipping
Made Simple

..FR8technologies

fr8app

Freight Matching Platform



Chicago, IL
Tijuana, MX
John Doe

Fr8App Marketplace is our flagship freight matching platform connecting shippers and carriers seamlessly.

Utilizing advanced algorithms and real-time data, Fr8App ensures optimal load matching, enhancing efficiency and reducing empty miles.



Fully Digital Ecosystem



24/7 Live tracking
Route plan
Bid on loads
Marketplace
Document management
Messenger center
One control center
Data analytics
Catch loads

Revolutionizing Cross-border Shipping

Fr8App is transforming cross-border shipping by offering carriers enhanced growth opportunities and giving shippers the **flexibility, visibility, and simplicity** needed to streamline the traditionally complex process of international over-the-road (OTR) shipping.



Customs Brokerage

..FR8technologies

Strategic alliances and integrations with various customs agents to streamline and make international trade more efficient

- Crossing priority
- Agile documentation
- Preferential cost
- Safe trans-shipment
- Document digitization
- Dedicated support





PRO
Fleet Rocket

Cloud TMS Solution

Cloud Transportation Management System for Shippers and Brokers.



Fleet Rocket

Fleet Rocket

A TMS designed for modern freight forwarders

- Quote automation
- Rate management and optimization
- Document digitization
- Real time carrier integration
- Personalized dashboards for customer management
- 100% cloud platform

Fleet Rocket PRO

FR8technologies

Empowering Cross-Border and Domestic Freight Management



Our TMS is specifically designed for cross-border shipping, and can seamlessly manage domestic freight for Mexico and the U.S. It is ideal for **nearshoring operations**, equipping shippers, brokers, and carriers with **best-in-class tools** to optimize any logistics operation.

Key Highlights:

- **Cross-Border Expertise:** Navigates complex international shipping requirements, ensuring compliance and efficiency
- **Domestic Freight Management:** Handles local shipments in Mexico and the U.S., providing comprehensive logistics support
- **Target Market:** Tailored for shippers and brokers looking to enhance their operational capabilities and scale for growth

Efficient Logistics

It automates the process, making transportation more efficient and reducing risks and costs.


AUTOMATION
ORGANIZATION
EFFICIENCY
DIGITALIZATION





A TMS solution that helps shippers and brokers, get additional capacity

With just one click loads can be posted from Fleet Rocket TMS, automatically in Fr8App-Marketplace, thus facilitating the search for new carriers and being able to receive quotes from our extensive network of reliable carriers in Mexico and the United States.

..FR8technologies

App for Drivers and Dispatchers


Fleet Rocket
Freight App, Inc.
Gratis
Ver en Mac App Store

Status update: Real-time report of each stage of the trip

Live GPS location: Accurate tracking of each driver

Documentation upload: Instant uploads of manifests, PODs, invoices and all other required documents

Notifications and alerts: Immediate communication between drivers, dispatchers and clients


My loads
Active
POD
John Doe
Chicago, IL
Tijuana, MX
Bid

App Store

Google Play

✅ Greater efficiency, fewer errors and an always connected operation.

All The Loads in One Screen

24/7 Real Time Tracking Through Integrations with GPS Providers across North America

fr8radar



FR8technologies

..FR8technologies

FR8radar

24/7 Real Time Tracking - All in One Screen



+40

Fr8Radar is a monitoring system within the Fr8App platform designed to simplify the process of tracking multiple carriers simultaneously. It provides users with the ability to integrate various transportation services into a single mirror account, allowing for efficient oversight of cargo movements and enhanced visibility throughout the shipping process.

A powerful tool for logistics managers needing to monitor shipments in real-time and optimize their supply chain operations.

Dedicated Capacity and Private Fleet Management

Efficiency, Automation, and Security in Dedicated Transportation Management


FR8technologies
FR8Fleet

FR8Fleet

..FR8technologies

Tailored Solution for Dedicated Capacity and Private Fleet Management



Fr8Fleet
Fr8fleet

Fr8Fleet provides advanced tools to optimize the utilization and performance of dedicated fleets and private capacity services.

Key Features:

- Fleet scheduling for efficient operations
- Maintenance tracking to ensure reliability
- Fr8Radar integration for real-time load tracking
- Driver management for streamlined oversight


FR8NOW
FR8NOW

FR8NOW

LTL SERVICES

Providing services in small units for local shipments

FR8technologies

FR8NOW

LTL Services: Connecting Shippers with Local Truck Units


FR8NOW

Reliable Less-than-Truckload (LTL) services, seamlessly connecting shippers with small truck units for local shipments

By leveraging our extensive network of local carriers, we ensure efficient, cost-effective solutions tailored to meet your shipping needs.

Key Benefits:

- Enhanced Flexibility
- Streamlined Operations
- Cost Efficiency
- Real-Time Tracking



waavely

Ocean Freight Platform

Transparent and Efficient Maritime Transport Services for Mexico and the U.S.

FR8technologies

FR8technologies

waavely

Ocean Freight Logistics


waavely

Waavely delivers a comprehensive, versatile solution for ocean container logistics needs. From strategic route planning and efficient cargo management to real-time tracking, our 360° platform streamlines every aspect of maritime transport.


waavely

Key Benefits:

- Document Digitization
- Carrier Optionality
- Ground Connections via Fr8App
- Real-Time Tracking
- Customer Support

AI Lab *by* FR8technologies

Pioneering Cognitive AI in Logistics

AI Lab Mission

- Develop AI-powered logistics products with real-world applications
- Foster collaboration between academia and industry to advance AI research
- Leverage cognitive architectures to enhance decision-making and automation in logistics
- Attract and nurture top AI talent to build networked team of leading technologists

Proprietary AI Models powered by Exclusive Data

AI Powered by FR8technologies

The benefits of AI rely not only on the development of **smart AI models** but also on access to the right data. Both are critically important to drive meaningful innovation and provide competitive advantage.

Freight Technologies has exclusive insights on USA-MX freight movements, giving us a competitive edge, and we are securing our proprietary AI models to run on dedicated local servers.

By leveraging this data with machine learning algorithms such as neural networks and support vector machines, among others, **we are building better AI for logistics.**


AI
USA
MEXICO

In-house AI Agents

Powered by ..FR8technologies

At **AI Lab**, we are at the forefront of developing proprietary **AI agents** leveraging **open-source Large Language Models (LLMs)**.



Advanced AI Architecture

- Coded with **LangChain**, ensuring modular, scalable, and high-performance capabilities
- Designed after **Google's cognitive architecture methodology**, optimizing reasoning, planning, and contextual understanding
- Engineered to streamline **decision-making, automation and operational efficiency** in logistics

AI-Power Tendering Bot

Detect and structure sales leads and orders by scanning and interpreting numerous incoming communications from phones calls, text messages and emails received every day.



How does it work?

We use artificial intelligence to transform voicemail, text messages and emails into key data. It captures, organizes, and provides relevant actionable information.

Our AI Bot integrates directly with email, texts and other forms of communications and post load data in real time to our TMS solution as tendered loads.


WhatsApp Messages
Logistics &
WhatsApp Messages
WhatsApp Messages
AI
TMS

Ai Powered by FR8technologies

Collaboration: AI Innovation Hub

Freight Technologies & The University of Monterrey's AI Program

Strategic partnership brings together industry professionals, professors, PhDs and students to develop the best of AI solutions and foster top AI talent.

Practical applications empower the collective to drive innovation in AI and accelerate the delivery of real solutions for freight and logistics operators.

- **Mutual Benefit:** Freight Technologies gains access to cutting-edge knowledge, resources and talent. Students, researchers and professors solve real-world complex problems with purpose-driven AI applications.
- **Network Expansion:** Opportunities for additional academic partnerships could exponentially expand the possibilities for breakthrough developments.


UNIVERSIDAD
DE MONTERREY
UDEM
FR8technologies



Financials

Historical Financials

Annual Revenue
($millions)



$9.2
9.2
$21.5
0.1
21.4
$25.9
2.4
23.5
$17.1
3.6
13.5
$13.7
5.1
8.6
2020
2021
2022
2023
2024
Brokerage Services
Dedicated Capacity

Gross Margin
($millions)



8.6%
$0.8
8.9%
$1.9
$2.3
8.7%
7.9%
$1.4
9.8%
$1.3
2020
2021
2022
2023
2024
Gross Profit
Gross Margin %

2020 to 2022 revenue CAGR of 68% was driven by accelerating adoption of the Fr8App platform by large multinational enterprises to secure cross-border and domestic OTR freight. Volume growth was also boosted by peaking consumer demand coinciding with supply chain disruptions and freight capacity restraints.

2023 was impacted to freight overcapacity, reduced rates and the overall freight industry's over-correction to prior years' covid-driven market imbalances. Lower brokerage service revenue was partially offset by growth of dedicated services.

In **2024**, the Company focused on higher margin customers and lanes for its spot-market brokerage services, and continued to grow dedicated services by 42% year-over-year.

Historical Financials

$'000	2020	2021	2022	2023	2024
	Year Ended December 31,				
Summary Income Statement					
Revenue	9,206	21,474	25,888	17,061	13,729
Gross Profit	794	1,915	2,263	1,351	1,339
Gross Margin %	*8.6%*	*8.9%*	*8.7%*	*7.9%*	*9.8%*
Operating Expenses	5,504	6,724	9,325	9,612	7,830
Operating Profit	(4,710)	(4,809)	(7,062)	(8,261)	(6,490)
Operating Profit %	*-51%*	*-22%*	*-27%*	*-48%*	*-47%*
Other Income, Expense & Taxes	(1,142)	(3,392)	(1,126)	(1,066)	889
Net Income (Loss)	(5,852)	(8,201)	(8,187)	(9,328)	(5,601)
Summary Cash Flow					
Cash Flow from Operations	(3,413)	(5,930)	(8,470)	(5,791)	(4,206)
Cash Flow from Investing	(228)	(470)	(381)	(363)	(346)
Cash Flow from Financing	6,093	6,833	6,572	6,801	4,242
Net Change in Cash	2,452	433	(2,278)	647	(310)
Summary Balance Sheet at Year End					
Cash Ending Balance	2,766	3,153	1,013	547	204
Current Assets	6,112	8,521	9,459	9,153	5,050
Total Assets	6,605	9,289	10,416	10,037	5,690
Total Liabilities	7,752	18,260	7,284	7,410	6,345
Stockholders' Equity	(1,147)	(8,971)	3,131	2,627	(655)

2024 – Year of Transition

- Focused on higher margin business
- Lowered operating expenses
- Reduced net loss
- Improved operating cash flow
- ISO 9001:2015 certified
- Waavely launched
- Fr8Fleet expanded
- Fr8App enhanced
- Fleet Rocket developed

Outlook for 2025

Full Year Guidance

Revenue

$20 million to $25 million

Gross Profit

$2 million to $3 million

Operating Loss

-$4 million to -$5.5 million



Revenue
($millions)
$17.1
$13.7
$20.0
$25.0
2023
2024
2025F
Revenue
High End



Gross Profit
($millions)
$1.4
$1.3
$2.0
$3.0
2023
2024
2025F
Gross Profit
High End

Building on transitional successes of 2024

- Fleet Rocket TMS launched in February 2025
- AI Lab collaborative with University of Monterrey formed
- AI tendering bot and AI agents released in product set
- Additional cost savings measures taken in Q1 2025
- Large enterprise contracts renewed
- $5.2 million purchase of FET tokens
- $3.0 million raised through private placement offering

The Opportunity


fr8app
Loadboard
Sales Analytics
Change Status

Opportunity: Massive Market with Extreme Inefficiencies


US- Domestic
$950 B
Freight Spend (2)
Mex - US Cross Border
$248 B
Freight Spend (1)
Mexican - Domestic
$46 B
Freight Spend (1)

- Fragmented and inefficient market creates opportunities
- Lack of pricing transparency
- Inefficient matching
- Low technology penetration
- Cross-border complexity

1. https://www.mordorintelligence.com/industry-reports/mexico-road-freight-transport-market
2. https://www.mordorintelligence.com/industry-reports/north-america-cross-border-road-freight-transport-market
3. https://www.kearney.com/service/operations-performance/state-of-logistics-report

Our Foothold in Mexico is a Key Differentiator

USA
MARKETPLACES



Uber Freight
TRANSFIX

TRADITIONAL BROKERS
LOGISTICS/3PL



LIVINGSTON
C.H. ROBINSON

US Mexico Canada
(USMCA) MARKETPLACE



FR8technologies

Experienced and Dedicated Management Team



Javier Selgas
CEO & Director



Don Quinby
CFO



Luisa López
COO & Sales



Prof. Umberto León
Artificial Intelligence



Álvaro Garrido
Information Technology



Clemente Aguilar
Finance & Operations



Joaquin Vilchis
Customer Success



Ricardo Gonzalez
Carrier Success

Investment Rationale

FR8technologies



HUGE MARKET OPPORTUNITY

$250B US-Mexico cross-border

$46B Mexico domestic

$950B US domestic



SCALABLE DIFFERENTIATED TECHNOLOGY

Tech advantage for carriers

AI-powered platform

Data driven analytics

Open architecture

Scalable framework



PROVEN MARKET LEADERSHIP

First mover in Mexico

400+ shipper clients

4,000+ carriers

~32,000 loads

Supporting Fortune 500 clients



FOCUSED GROWTH STRATEGY

Technology forward

Multiple branded offerings

Industry collaboration

Lean operating structure

Invested in human capital



Trusted by Leading Companies

FR8technologies

Whirlpool CORPORATION

amazon

BAYER

GRUPO SOLAVE
Agave solutions for life

SAMSUNG

Kawasaki

BEATBOX BEVERAGES

Nestlé

ENVASES

IK INSULATION GROUP K-FLEX

riisa

Kimberly-Clark

...And many more...

..FR8technologies

Thank You


fr8app

Contact:
Jason Finkelstein
IGNITION Investor Relations

investors@fr8technologies.com